UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☑	Definitive Proxy Statement.

☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Nuveen New York Quality Income Municipal Fund, Inc. (NUN)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders
April 6, 2010

March 1, 2010

Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)
Nuveen Core Equity Alpha Fund (JCE)
Nuveen Real Estate Income Fund (JRS)
Nuveen Diversified Dividend and Income Fund (JDD)
Nuveen Equity Premium and Growth Fund (JPG)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)
Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Global Value Opportunities Fund (JGV)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)
Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend 2”), Nuveen New York Municipal Value Fund 2 (“New York Value 2”), Nuveen Insured New York Dividend Advantage Municipal Fund (“Insured New York Dividend”), Nuveen Insured New York Tax-Free Advantage Municipal Fund (“Insured New York Tax-Free”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Global Government Enhanced Income Fund (“Global Government”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Multi-Currency Short-Term Government Income Fund (“Multi-Currency”), Nuveen Multi-Strategy Income and Growth Fund (“Multi-Strategy”) and Nuveen Multi-Strategy Income and Growth Fund 2 (“Multi-Strategy 2”), each a Massachusetts Business Trust, and Nuveen New York Investment Quality Municipal Fund, Inc. (“New York Investment Quality”), Nuveen New York Municipal Value Fund, Inc. (“New York Value”), Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), Nuveen New York Quality Income Municipal Fund, Inc. (“New York Quality”), Nuveen New York Select Quality Municipal Fund, Inc. (“New York Select”) and Nuveen Insured New York Premium Income Municipal Fund, Inc. (“Insured New York Premium”), each a Minnesota Corporation (individually, a “Fund” and collectively, the “Funds”), will be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, April 6, 2010, at 10:00 a.m., Central time (for each Fund, an “Annual Meeting”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Massachusetts Business Trust, except New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2, to elect four (4) Board Members.

i)	two (2) Class I Board Members to be elected by the holders of Common Shares and Variable Rate Demand Preferred Shares (“VRDP”) for Insured New York Dividend; and Municipal Auction Rate Cumulative Preferred Shares for each other Fund (collectively, “Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency to elect three (3) Class I Board Members.

c.	For Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2 to elect (3) Class I Board Members and one (1) Class III Board Member.

d.	For each Minnesota Corporation, except New York Value, to elect nine (9) Board Members.

i)	seven (7) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

e.	For New York Value, to elect three (3) Class I Board Members.

2.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on February 8, 2010 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787
Joint Proxy Statement

March 1, 2010

This Joint Proxy Statement is first being mailed to shareholders on or about March 1, 2010.

Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)
Nuveen Core Equity Alpha Fund (JCE)
Nuveen Real Estate Income Fund (JRS)
Nuveen Diversified Dividend and Income Fund (JDD)
Nuveen Equity Premium and Growth Fund (JPG)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)
Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Global Value Opportunities Fund (JGV)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)
Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee a “Board Member” and collectively, the “Board Members”) of each of Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend 2”), Nuveen New York Municipal Value Fund 2 (New York Value 2”), Nuveen Insured New York Dividend Advantage Municipal Fund (“Insured New York Dividend”), Nuveen Insured New York Tax-Free Advantage Municipal Fund (“Insured New York Tax-Free”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Global Government Enhanced Income Fund (“Global Government”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Multi-Currency Short-Term Government Income Fund (“Multi-Currency”), Nuveen Multi-Strategy Income and Growth Fund (“Multi-Strategy”) and Nuveen Multi-Strategy Income and Growth Fund 2 (“Multi-Strategy 2”), each a Massachusetts Business Trust, and Nuveen New York Investment Quality Municipal Fund, Inc. (“New York Investment Quality”), Nuveen New York Municipal Value Fund, Inc. (“New York Value”), Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), Nuveen New York Quality Income Municipal Fund, Inc. (“New York Quality”), Nuveen New York Select Quality Municipal Fund, Inc. (“New York Select”) and Nuveen Insured New York Premium Income Municipal Fund, Inc. (“Insured New York Premium”), each a Minnesota Corporation (individually, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, April 6, 2010, at 10:00 a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1(a)(i)	For each Massachusetts Business Trust, election of two (2) Class I Board Members by all shareholders (except New York Value 2, Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2).	X	X

1(a)(ii)	For each Massachusetts Business Trust, election of two (2) Board Members by Preferred Shares only (except New York Value 2, Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2).		X

1(b)	For New York Value 2, Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency, election of three (3) Class I Board Members by all shareholders.	X	N/A

1(c)	For Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2, election of three(3) Class I Board Members and one (1) Class III Board Member by all shareholders.	X	N/A

1(d)(i)	For each Minnesota Corporation, election of seven (7) Board Members by all shareholders (except New York Value).	X	X

1(d)(ii)	For each Minnesota Corporation, election of two (2) Board Members by Preferred Shares only (except New York Value).		X

1(e)	For New York Value, election of three (3) Class I Board Members by all shareholders.	X	N/A

(1)	Variable Rate Demand Preferred Shares for Insured New York Dividend and Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred”) for each other Fund are referred to as “Preferred Shares.”

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees by holders of Preferred Shares of each Fund (with the exception of New York Value 2, Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Global Government, Global Value, Multi-Currency, Tax-Advantaged Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy, Multi-Strategy 2 and New York Value), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on Monday, February 8, 2010 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of February 8, 2010, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares

New York Dividend	NAN	9,265,330	Series F	876

New York Dividend 2	NXK	6,488,516	Series W	1,364

New York Investment Quality	NQN	17,518,033	Series M	744

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares

			Series T	1,858
			Series F	1,858

New York Value	NNY	15,148,860	N/A

New York Value 2	NYV	2,347,000	N/A

New York Performance Plus	NNP	15,039,571	Series M	1,129

			Series T	564
			Series W	1,410
			Series F	403

New York Quality	NUN	23,752,339	Series M	1,794

			Series W	1,796
			Series TH	1,959
			Series F	882

New York Select	NVN	23,198,402	Series T	1,461

			Series W	2,038
			Series TH	3,057

Insured New York Dividend	NKO	7,937,131	Series 1	500

Insured New York Premium	NNF	8,243,515	Series M	1,022
			Series T	992

Insured New York Tax-Free	NRK	3,506,560	Series TH	1,080

Core Equity	JCE	16,033,786	N/A

Real Estate	JRS	28,427,014	N/A

Diversified Dividend	JDD	19,976,918	N/A

Equity Premium	JPG	16,311,642	N/A

Equity Premium Advantage	JLA	25,846,491	N/A

Equity Premium Income	JPZ	38,417,887	N/A

Equity Premium Opportunity	JSN	66,058,537	N/A

Quality Preferred	JTP	64,632,294	N/A

Quality Preferred 2	JPS	120,321,842	N/A

Quality Preferred 3	JHP	23,714,024	N/A

Tax-Advantaged	JTA	13,878,567	N/A

Tax-Advantaged Dividend	JTD	14,517,240	N/A

Global Government	JGG	9,340,989	N/A

Global Value	JGV	19,172,440	N/A

Multi-Currency	JGT	43,756,293	N/A

Multi-Strategy	JPC	98,010,878	N/A

Multi-Strategy 2	JQC	137,884,225	N/A

(1)	The common shares of all of the Funds are listed on the New York Stock Exchange, except NXK, NYV, NRK, NKO and JRS, which are listed on the NYSE Amex.

1.	Election of Board Members

Massachusetts Business Trusts

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Business Trust, except New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

a.	For each Massachusetts Business Trust (except New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2):

(i)	two (2) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Stockdale and Stone have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

b.	For New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value and Multi-Currency:

(i)	three (3) Board Members are to be elected by all shareholders. Board Members Hunter, Stockdale and Stone have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Schneider and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified.

c.	For Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2:

(i)	four (4) Board Members are to be elected by all shareholders. Board Members Stockdale and Stone have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Member Hunter has been re-designated as a Class I Board Member and as a Board Member nominee for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Member Schneider has been re-designated as a Class III Board Member, and as a Board Member nominee for a term expiring at the annual meeting of shareholders in 2012 or until his successor has been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified.

Minnesota Corporations

At the Annual Meeting of each Minnesota Corporation, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation’s organizational documents (except New York Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For New York Value, three (3) Board Members are nominated to be elected at this meeting.

d.	For each Minnesota Corporation, except New York Value:

(i)	seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

e.	For New York Value: three (3) Board Members are to be elected by all shareholders. Board Members Hunter, Stockdale and Stone have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Schneider and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For New York Dividend, New York Dividend 2, Insured New York Dividend and Insured New York Tax-Free, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on May 6, 2009 and adjourned to June 17, 2009. For Real Estate, Diversified Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-advantaged, Multi-Strategy and Multi-Strategy 2, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on May 6, 2009. For each other Massachusetts Business Trust except New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Global Government, Global Value, Tax-Advantaged Dividend and Multi-Currency, New York Dividend, New York Dividend 2, Insured New York Dividend and Insured New York Tax-Free, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on June 30, 2008. For New York Dividend, New York Dividend 2, Insured New York Dividend and Insured New York Tax-Free, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on June 30, 2008 and adjourned to July 29, 2008.

For New York Value 2, all of the Board Members were elected by the initial shareholder of the Fund on April 24, 2009.

For Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Global Government, Global Value, Tax-Advantaged Dividend and Multi-Currency, Board Members Bremner, Evans and Schneider were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on May 6, 2009. Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members and Board Member Hunter was last elected to each Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on June 30, 2008.

For each Minnesota Corporation, except for New York Value, all Board Member nominees were last elected to each Fund’s Board at the annual meeting of shareholders held on May 6, 2009 and adjourned to June 17, 2009.

For New York Value, Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on May 6, 2009 and adjourned to June 17, 2009. Board Members Amboian, Kundert and Toth were last elected as Class II Board Members at the annual meeting of shareholders held on June 30, 2008. Board Member Hunter was last elected as a Class I Board Member of the Board of New York Value at the annual meeting of shareholders held on June 30, 2008.

Other than Mr. Amboian, all Board Member nominees are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or the Adviser and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees.

Board Nominees/Board Members

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominees/Board Members who are not interested persons of the Fund

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	199	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199	See Principal Occupation Description

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation, a publicly held company; Director, Beta Gamma Sigma International Honor Society (since 2005); formerly, (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director, Credit Research Center at Georgetown University (1997-2007).	199	See Principal Occupation Description

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation	199	See Principal Occupation Description

William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1996	Chairman, of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Dayton Philharmonic Orchestra Board; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199	See Principal Occupation Description

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199	N/A

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, NYSE Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004); Chair, New York Racing Association Oversight Board (2005-2007).	199	See Principal Occupation Description

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Terence J. Toth c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); formerly CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199	See Principal Occupation Description
Nominee/Board Member who is an interested person of the Fund

John P. Amboian(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisers, Inc.	199	See Principal Occupation Description

(1)	Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of being an officer of each Fund’s adviser.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2009 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2009 is set forth in Appendix A. On December 31, 2009, Board Members and executive officers as a group beneficially owned approximately 640,000 shares of all funds managed by Nuveen Asset Management. (“NAM”) (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of February 8, 2010, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of February 8, 2010, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund.

As of February 8, 2010, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Compensation

Each Independent Board Member receives a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board;

(b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or $1,500 per meeting for attendance by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance at a regularly scheduled compliance, risk management and regulatory oversight committee meeting for regular quarterly meetings and $1,000 per meeting for attendance of other, non-quarterly meetings; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, $1,000 for attendance at shareholder meetings, on a day on which no regularly scheduled board meeting is held in which in-person attendance is required, $250 per meeting for attendance by telephone at all other committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Independent Chairman receives $50,000 annually and the Lead Independent Director, if any, receives $35,000, the chairpersons of the audit committee, the dividend committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committees, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year.

Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

New York Dividend	763	660	525	618	645	571	539	607
New York Dividend 2	527	456	363	427	445	394	372	419
New York Investment Quality	1,606	1,419	1,146	1,495	1,530	1,287	1,104	1,414
New York Value	610	528	418	493	515	454	434	487
New York Value 2	63	31	25	28	29	58	25	28
New York Performance Plus	1,353	1,196	966	1,259	1,288	1,083	931	1,190
New York Quality	2,215	1,956	1,581	2,062	2,110	1,776	1,523	1,953
New York Select	2,197	1,941	1,568	2,046	2,093	1,761	1,511	1,936
Insured New York Dividend	700	606	481	567	592	522	498	558

Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Insured New York Premium	738	638	508	597	623	552	521	588
Insured New York Tax-Free	332	287	228	269	280	248	234	265
Core Equity	847	736	611	813	829	680	586	767
Real Estate	1,053	918	762	1,010	1,031	849	731	966
Diversified Dividend	1,494	1,194	1,068	1,341	1,345	1,077	980	1,275
Equity Premium	952	828	686	915	933	765	658	862
Equity Premium Advantage	1,484	1,292	1,068	1,426	1,455	1,195	1,026	1,343
Equity Premium Income	2,160	1,880	1,556	2,076	2,118	1,737	1,493	1,958

Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Equity Premium Opportunity	3,776	3,287	2,719	3,629	3,703	3,038	2,611	3,419
Quality Preferred	2,647	2,639	2,133	2,659	2,655	2,072	1,940	2,826
Quality Preferred 2	5,128	5,113	4,107	5,134	5,132	4,051	3,747	5,460
Quality Preferred 3	1,066	959	767	961	961	872	702	1,023
Tax-Advantaged	857	745	619	823	838	689	593	779
Tax-Advantaged Dividend	952	829	689	916	934	766	660	865
Global Government	728	617	499	585	612	544	518	591
Global Value	1,281	1,107	918	1,222	1,247	1,024	883	1,143
Multi-Currency	3,331	2,892	2,396	3,197	3,261	2,676	2,300	3,002
Multi-Strategy	4,016	3,473	2,896	3,838	3,908	3,218	2,776	3,616
Multi-Strategy 2	5,872	5,079	4,234	5,612	5,716	4,705	4,059	5,287
Total Compensation from Nuveen Funds Paid to
Board Members/Nominees	265,996	239,830	194,333	252,913	258,133	219,480	186,750	247,289

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

Deferred Fees

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

New York Investment Quality	277	405	564	1,495	1,530	653	—	1,076
New York Performance Plus	233	341	477	1,259	1,288	549	—	906
New York Quality	382	558	776	2,062	2,110	902	—	1,485
New York Select	379	554	769	2,046	2,093	895	—	1,471
Core Equity	148	214	215	813	829	375	—	539
Real Estate	185	267	309	1,010	1,031	453	—	705
Diversified Dividend	266	348	541	1,341	1,345	560	—	972

Deferred Fees

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Equity Premium	166	241	242	915	933	422	—	607
Equity Premium Advantage	259	375	362	1,426	1,455	664	—	937
Equity Premium Income	378	547	547	2,076	2,118	960	—	1,376
Equity Premium Opportunity	660	956	938	3,629	3,703	1,684	—	2,394
Quality Preferred	469	768	1,155	2,659	2,655	1,144	—	2,136
Quality Preferred 2	906	1,486	2,157	5,134	5,132	2,249	—	4,089
Quality Preferred 3	189	279	396	961	961	464	—	762
Tax-Advantaged	150	216	232	823	838	375	—	556
Tax-Advantaged Dividend	166	241	246	916	934	421	—	611
Global Value	222	320	284	1,222	1,247	576	—	780
Multi-Currency
Global Government	581	840	800	3,197	3,261	1,492	—	2,086
Multi-Strategy	700	1,006	1,024	3,838	3,908	1,769	—	2,543
Multi-Strategy 2	1,023	1,471	1,485	5,612	5,716	2,590	—	3,712

Committees

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

John P. Amboian, Robert P. Bremner, Chair, and Judith M. Stockdale serve as current members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The number of dividend committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The number of compliance, risk management and regulatory oversight committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Each Fund’s Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange or the NYSE Amex, as applicable. Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds, (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm’s qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds’ independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange or the NYSE Amex, as applicable. A copy of the Audit Committee Charter is attached as Appendix D. The number of audit committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock

Exchange or NYSE Amex listing standards, as applicable. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund’s Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/. The number of nominating and governance committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund’s Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Chartered Financial Analyst.	199

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC (since 1999), prior thereto, Managing Director of Structured Investments.	124

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Mark J.P. Anson 333 West Wacker Drive Chicago, IL 60606 (6/10/59)	Vice President	Term: Annual Length of Service: Since 2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of British Telecom Pension Scheme (2006-2007); Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	124

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term: Annual Length of Service: Since 2009	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management.	199

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	199

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term: Annual Length of Service: Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	135

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) formerly, Vice President (2006-2008), formerly, Assistant Vice President and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008), and Assistant Secretary (since 2003) of Nuveen Asset Management; formerly, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	199

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	199

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen Hyde Park Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	199

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director (since 2008), formerly Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly Vice President (2007-2008) and Assistant Secretary (since 2007), Nuveen Asset Management, Nuveen Investments Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	134

Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term: Annual Length of Service: Since 2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

Audit Committee Report

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE Amex, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:
Robert P. Bremner
Jack B. Evans
David J. Kundert
William J. Schneider
Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
					Adviser and				Adviser and				Adviser and
	Funds(1)		Fund(2)		Adviser Entitles		Fund(3)		Adviser Entitles		Fund(4)		Adviser Entitles
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009

New York Dividend	$13,472	$13,112	$0	$0	$0	$0	$0	$0	$0	$0	$850	$850	$0	$0
New York Dividend 2	11,539	11,297	0	0	0	0	0	0	0	0	850	850	0	0
New York Investment Quality	19,511	19,617	0	0	0	0	0	0	0	0	3,350	3,400	0	0
New York Value	11,765	12,084	0	0	0	0	0	0	0	0	0	0	0	0
New York Value 2(5)	N/A	9,000	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0
New York Performance Plus	18,054	17,507	0	0	0	0	0	0	0	0	3,350	3,400	0	0
New York Quality	23,974	24,373	0	0	0	0	0	0	0	0	3,350	3,400	0	0
New York Select	23,730	24,162	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Insured New York Dividend	12,685	12,798	0	0	0	0	0	0	0	0	850	0	0	0
Insured New York Premium	12,964	13,075	0	0	0	0	0	0	0	0	3,350	3,400	0	0
Insured New York Tax-Free	9,600	9,835	0	0	0	0	0	0	0	0	850	850	0	0
Core Equity	19,231	17,227	0	0	0	0	2,750	2,750	0	0	0	0	0	0
Real Estate	23,500	23,500	0	0	0	0	0	0	0	0	7,100	6,000	0	0
Diversified Dividend	33,000	33,000	0	0	0	0	0	0	0	0	1,100	2,000	0	0
Equity Premium	19,619	18,224	0	0	0	0	3,750	1,850	0	0	0	0	0	0
Equity Premium Advantage	24,260	22,782	0	0	0	0	3,750	1,850	0	0	0	0	0	0
Equity Premium Income	30,715	28,937	0	0	0	0	3,750	1,850	0	0	0	0	0	0
Equity Premium Opportunity	45,713	42,894	0	0	0	0	3,750	1,850	0	0	0	0	0	0
Quality Preferred	22,612	22,502	0	0	0	0	0	0	0	0	7,100	6,000	0	0
Quality Preferred 2	34,274	34,585	0	0	0	0	0	0	0	0	7,100	6,000	0	0
Quality Preferred 3	14,364	14,163	0	0	0	0	0	0	0	0	7,100	6,000	0	0
Tax-Advantaged	26,000	26,000	0	0	0	0	0	0	0	0	1,800	2,000	0	0
Tax-Advantaged Dividend	22,000	22,000	0	0	0	0	0	0	0	0	1,800	0	0	0
Global Government	26,674	26,316	0	0	0	0	2,500	2,500	0	0	0	0	0	0
Global Value	22,109	20,530	0	0	0	0	1,850	1,850	0	0	0	0	0	0
Multi-Currency	54,365	50,816	0	0	0	0	2,500	2,500	0	0	0	0	0	0
Multi-Strategy	23,872	23,436	0	0	0	0	0	0	0	0	7,100	6,000	0	0
Multi-Strategy 2	29,128	29,564	0	0	0	0	0	0	0	0	7,100	6,000	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

(5)	The Fund commenced operations on April 28, 2009.

			Total Non-Audit Fees Billed
			to
			Adviser and Adviser Entitles
			(Engagements Related		Total Non-Audit Fees Billed
			Directly to the Operations		to
	Total Non-Audit		and		Adviser and Adviser Entitles
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2008	Ended 2009	Ended 2008	Ended 2009	Ended 2008	Ended 2009	Ended 2008	Ended 2009

New York Dividend	$850	$850	$0	$0	$0	$0	$850	$850
New York Dividend 2	850	850	0	0	0	0	850	850
New York Investment Quality	3,350	3,400	0	0	0	0	3,350	3,400
New York Value	0	0	0	0	0	0	0	0
New York Value 2(1)	N/A	0	N/A	0	N/A	0	N/A	0
New York Performance Plus	3,350	3,400	0	0	0	0	3,350	3,400
New York Quality	3,350	3,400	0	0	0	0	3,350	3,400
New York Select	3,350	3,400	0	0	0	0	3,350	3,400
Insured New York Dividend	850	0	0	0	0	0	850	0
Insured New York Premium	3,350	3,400	0	0	0	0	3,350	3,400
Insured New York Tax-Free	850	850	0	0	0	0	850	850
Core Equity	2,750	2,750	0	0	0	0	2,750	2,750
Real Estate	7,100	6,000	0	0	0	0	7,100	6,000
Diversified Dividend	1,100	2,000	0	0	0	0	1,100	2,000
Equity Premium	3,750	1,850	0	0	0	0	3,750	1,850
Equity Premium Advantage	3,750	1,850	0	0	0	0	3,750	1,850
Equity Premium Income	3,750	1,850	0	0	0	0	3,750	1,850
Equity Premium Opportunity	3,750	1,850	0	0	0	0	3,750	1,850
Quality Preferred	7,100	6,000	0	0	0	0	7,100	6,000
Quality Preferred 2	7,100	6,000	0	0	0	0	7,100	6,000
Quality Preferred 3	7,100	6,000	0	0	0	0	7,100	6,000
Tax-Advantaged	1,800	2,000	0	0	0	0	1,800	2,000
Tax-Advantaged Dividend	1,800	0	0	0	0	0	1,800	0
Global Government	2,500	2,500	0	0	0	0	2,500	2,500
Global Value	1,850	1,850	0	0	0	0	1,850	1,850
Multi-Currency	2,500	2,500	0	0	0	0	2,500	2,500
Multi-Strategy	7,100	6,000	0	0	0	0	7,100	6,000
Multi-Strategy 2	7,100	6,000	0	0	0	0	7,100	6,000

(1)	The Fund commenced operations on April 28, 2009.

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

The audit committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund (except Equity Premium, Equity Premium Advantage, Equity Premium Income, Core Equity, Equity Premium Opportunity, Global Government, Global Value and Multi-Currency) has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. The Boards of Equity Premium, Equity Premium Advantage, Equity Premium Income, Core Equity, Equity Premium Opportunity, Global Government, Global Value and Multi-Currency have appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of these Funds for their current fiscal years. A representative of each independent registered public accounting firm will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each independent registered public accounting firm has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange or NYSE Amex, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except that with respect to New York Select, Insured New York Dividend, Insured New York Premium, Insured New York Tax-Free, Global Value, Global Government, Core Equity, Diversified Dividend, Equity Premium, Equity

Premium Opportunity, Equity Premium Income, Equity Premium Advantage and Tax-Advantaged Dividend, James Ruane made an amended filing on Form 3 in 2009; with respect to Real Estate, William Adams made an amended filing on Form 3 in 2009; and with respect to Real Estate, Equity Premium Opportunity and Multi-Strategy, David Lamb made a late filing on Form 4 in 2009. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders for the Funds to be held in 2011, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than January 4, 2011. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than March 16, 2011 or prior to March 1, 2011. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The last fiscal year end for New York Dividend, New York Dividend 2, Insured New York Dividend, Insured New York Tax-Free, New York Investment Quality, New York Value, New York Value 2, New York Performance Plus, New York Quality, New York Select and Insured New York

Premium was September 30, 2009. The last fiscal year end for Real Estate, Diversified Dividend, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Tax-Advantaged Dividend, Global Government, Global Value, Core Equity, Multi-Currency, Multi-Strategy and Multi-Strategy 2 was December 31, 2009.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 6, 2010:

Each Fund’s proxy statement is available at www.nuveen.com/CEF/Info/Shareholder/Proxy Statements.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
March 1, 2010

Appendix A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2009.

Dollar Range of Equity Securities
			New York			New York			Insured
	New York	New York	Investment	New York	New York	Performance	New York	New York	New York
Board Member Nominees	Dividend	Dividend 2	Quality	Value	Value 2	Plus	Quality	Select	Dividend

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	Insured	Insured								Equity	Equity
	New York	New York	Core				Diversified		Equity	Premium	Premium
Board Member Nominees	Premium	Tax-Free	Equity		Real Estate		Dividend		Premium	Advantage	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0		$0		$0	over $	100,000	$0	$0	$0
Jack B. Evans	$0	$0		$0		$1-$10,000		$0	$0	$0	$0
William C. Hunter	$0	$0		$0		$0		$0	$0	$0	$0
David J. Kundert	$0	$0		$0		$0		$0	$0	$0	$0
William J. Schneider	$0	$0		$0		$0		$0	$0	$0	$0
Judith M. Stockdale	$0	$0		$0		$0		$10,001-$50,000	$0	$0	$0
Carole E. Stone	$0	$0		$0		$0		$0	$0	$0	$0
Terence J. Toth	$0	$0		$0		$0		$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	Over $	100,000	50,001- $	100,000		$10,001-$50,000	$0	$50,001-$100,000	$0

Dollar Range of Equity Securities
															Aggregate
															Range of Equity;
															Securities in
															All Registered
															Investment
															Companies
															Overseen by
															Board Member
															Nominees in
	Equity						Tax-								Family of
	Premium	Quality	Quality	Quality	Tax-		Advantaged	Global	Global		Multi-	Multi	Multi-		Investment
Board Member Nominees	Opportunity	Preferred	Preferred 2	Preferred 3	Advantaged		Dividend	Government	Value		Currency	Strategy	Strategy 2		Companies(1)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	Over $	100,000	$0	$0	Over $	100,000	$0	$10,001-$50,000		$0	Over $	100,000
Jack B. Evans	$0	$0	$10,001-$50,000	$0		$0	$0	$0		$0	$0	$10,001-$50,000		$0	Over $	100,000
William C. Hunter	$0	$0	$0	$0		$0	$0	$0		$0	$0	$0		$0	Over $	100,000
David J. Kundert	$0	$0	$0	$0		$0	$0	$0		$0	$0	$0		$0	Over $	100,000
William J. Schneider	$0	$0	$0	$0		$0	$0	$1-$10,000		$0	$0	$0		$0	Over $	100,000
Judith M. Stockdale	$0	$0	$0	$0		$0	$0	$10,001-$50,000		$0	$0	$0		$1-$10,000	Over $	100,000
Carole E. Stone	$0	$0	$0	$0		$0	$0	$0		$0	$0	$0		$0		$50,000-$100,000
Terence J. Toth	$0	$0	$0	$0		$0	$0	$0		$0	$0	$0		$0	Over $	100,000
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$1-$10,000	$0		$0	$0	$0	Over $	100,000	$0	$0	Over $	100,000	Over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2009. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

Fund Shares Owned By Board Member Nominees And Officers(1)
			New York						Insured
	New York	New York	Investment	New York	New York	New York	New York	New York	New York
Board Member Nominees/Board Members	Dividend	Dividend 2	Quality	Value	Value 2	Performance Plus	Quality	Select	Dividend

Nominees/Board Members who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0	0	0
All Board Member Nominees and Officers as a Group	0	0	0	0	0	0	0	0	0

Fund Shares Owned By Board Member Nominees And Officers(1)
	Insured	Insured					Equity	Equity
	New York	New York	Core	Real	Diversified	Equity	Premium	Premium
Board Member Nominees/Board Members	Premium	Tax-Free	Equity	Estate	Dividend	Premium	Advantage	Income

Nominees/Board Members who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	13,200	0	0	0
Jack B. Evans	0	0	0	1,100	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	2,215	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	11,500	10,000	3,500	0	6,185	0
All Board Member Nominees and Officers as a Group	0	0	12,500	35,400	20,915	0	6,185	0

Fund Shares Owned By Board Member Nominees And Officers(1)
	Equity					Tax-
	Premium	Quality	Quality	Quality	Tax-	Advantaged	Global	Global	Multi-	Multi	Multi-
Board Member Nominees/Board Members	Opportunity	Preferred	Preferred 2	Preferred 3	Advantaged	Dividend	Government	Value	Currency	Strategy	Strategy 2

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	12,500	0	0	12,500	0	3,500	0
Jack B. Evans	0	0	4,400	0	0	0	0	0	0	2,000	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	564	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	724	0	0	0	702
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
John P. Amboian	0	0	1,000	0	0	0	0	11,000	0	0	16,000
All Board Members Nominees/Officers as a Group	3,400	0	5,400	0	12,500	2,000	1,288	23,500	4,200	10,000	16,702

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares of any Fund*:

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

New York Dividend (NAN) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	221	10.7%

	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	208	10.1%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	183	8.9%

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	361	17.6%

	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

New York Dividend 2 (NXK) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	264	19.4%

	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Morgan Stanley(3) 1585 Broadway New York, NY 10036	94	6.9%

	Morgan Stanley & Co. Inc.(3) 1585 Broadway New York, NY 10036

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	251	18.4%

	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

New York Investment Quality (NQN) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,065	23.2%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	961	20.9%

	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	326	7.1%

	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	569	12.4%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

New York Performance Plus (NNP) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	504	14.4%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	466	13.3%

	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	248	7.1%

	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	178	5.9%

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	248	7.1%

	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

New York Quality (NUN) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	719	10.9%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	626	9.5%

	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	471	7.1%

	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	1,017	13.3%

	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

New York Select (NVN) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,504	22.9%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	1,374	21%

	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	446	6.8%

	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	802	12.2%

	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

Insured New York Premium (NNF) — Auction Rate Preferred Shares	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	537	25.8%

	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	277	13.8%

	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	129	6.2%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	543	26.1%

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	121	5.8%

	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Insured New York Tax-Free (NRK) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(1) 388 Greenwich Street New York, NY 10013	185	17.1%

	Citigroup Financial Products Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(1) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(1) 399 Park Avenue New York, NY 10043

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	96	8.9%

	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

Equity Premium (JPG) — Common Stock	Claymore Securities, Inc. 2455 Corporate West Drive Lisle, IL 60532	1,117,791	6.75%

Equity Premium Advantage (JLA) — Common Shares	First Trust Portfolios L.P.(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	2,104,549	8.1%

	First Trust Advisors L.P.(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	The Charger Corporation(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Equity Premium Income (JPZ) — Common Shares	First Trust Portfolios L.P.(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	2,363,073	6.1%

	First Trust Advisors L.P.(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	The Charger Corporation(4) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Global Value (JGV) — Common Shares	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	1,064,807	5.5%

	Merrill Lynch & Co., Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	1,081,430	5.6%

	Morgan Stanley(5) 1585 Broadway New York, NY 10036	1,987,460	10.4%

	Morgan Stanley Smith Barney LLC(5) 1585 Broadway New York, NY 10036

*	The information contained in this table is based on Schedule 13G filings made on or after December 31, 2008.

(1)	Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc. and Citigroup Inc. filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

(2)	Royal Bank of Canada and RBC Capital Markets filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

(3)	Morgan Stanley and Morgan Stanley & Co. Inc. filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

(4)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

(5)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Nuveen New York Dividend Advantage Municipal Fund	4	7	0	4	4	4	4
Nuveen New York Dividend Advantage Municipal Fund 2	4	7	0	4	4	4	4
Nuveen New York Investment Quality Municipal Fund, Inc.	4	7	0	4	4	4	4
Nuveen New York Municipal Value Fund, Inc.	4	7	0	4	4	4	4
Nuveen New York Municipal Value Fund 2	4	7	0	4	4	4	4
Nuveen New York Performance Plus Municipal Fund, Inc.	4	7	0	4	4	4	4
Nuveen New York Quality Income Municipal Fund, Inc.	4	7	0	4	4	4	4
Nuveen New York Select Quality Municipal Fund, Inc.	4	7	0	4	4	4	4
Nuveen Insured New York Dividend Advantage Municipal Fund	4	7	0	4	4	4	4
Nuveen Insured New York Premium Income Municipal Fund, Inc.	4	7	0	4	4	4	4
Nuveen Insured New York Tax-Free Advantage Municipal Fund	4	7	0	4	4	4	4
Nuveen Core Equity Alpha Fund	4	4	0	5	5	4	4
Nuveen Real Estate Income Fund	4	4	0	5	5	4	4
Nuveen Diversified Dividend and Income Fund	4	4	0	5	5	4	4
Nuveen Equity Premium and Growth Fund	4	4	0	5	5	4	4
Nuveen Equity Premium Advantage Fund	4	4	0	5	5	4	4
Nuveen Equity Premium Income Fund	4	4	0	5	5	4	4
Nuveen Equity Premium Opportunity Fund	4	4	0	5	5	4	4
Nuveen Quality Preferred Income Fund	4	4	0	5	5	4	4
Nuveen Quality Preferred Income Fund 2	4	4	0	5	5	4	4
Nuveen Quality Preferred Income Fund 3	4	4	0	5	5	4	4
Nuveen Tax-Advantaged Total Return Strategy Fund	4	4	0	5	5	4	4
Nuveen Tax-Advantaged Dividend Growth Fund	4	4	0	5	5	4	4
Nuveen Global Government Enhanced Income Fund	4	4	0	5	5	4	4

C-1

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Nuveen Global Value Opportunities Fund	4	4	0	5	5	4	4
Nuveen Multi-Currency Short-Term Government Income Fund	4	4	0	5	5	4	4
Nuveen Multi-Strategy Income & Growth Fund	4	4	0	5	5	4	4
Nuveen Multi-Strategy Income & Growth Fund 2	4	4	0	5	5	4	4

C-2

APPENDIX D

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

A.	Reviewing and discussing the annual audited financial statements and semiannual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

B.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

C.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

D.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

E.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

F.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

G.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

H.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

A.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

B.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’

evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

C.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

D.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

E.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

F.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

G.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

H.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

A.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

B.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

A.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

B.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

C.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

D.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

E.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

F.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

G.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

H.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

I.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

A.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

B.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

C.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

D.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

E.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

F.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

G.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

H.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

I.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

J.	Undertaking an annual review of the performance of the Audit Committee.

K.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NAN0410

	1.	3 EASY WAYS TO VOTE YOUR PROXY Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.
Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99	2. 3.	On the Internet at www.proxyweb.com, and follow the simple instructions. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE COMMON STOCK		THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 6, 2010
The Annual Meeting of shareholders will be held Tuesday, April 6, 2010 at 10:00 a.m. Central time, in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on April 6, 2010, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

¯	Date:

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box.)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NQN-NNP-NUN-NVN-NNF

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1(d)	Election of Board Members: (01) John P. Amboian (02) Robert P. Bremner (03) Jack B. Evans (04) David J. Kundert	(05) Judith M. Stockdale (06) Carole E. Stone (07) Terence J. Toth	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

			☐	☐
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)

4.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN ON REVERSE SIDE

¯	¯

3 EASY WAYS TO VOTE YOUR PROXY
1.    Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.
2.    On the Internet at www.proxyweb.com, and follow the simple instructions.
3.    Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606
www.nuveen.com
999 999 999 999 99

FUND NAME PRINTS HERE	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
PREFERRED STOCK	FOR AN ANNUAL MEETING OF SHAREHOLDERS,
APRIL 6, 2010
The Annual Meeting of shareholders will be held Tuesday, April 6, 2010 at 10:00 a.m. Central time, in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on April 6, 2010, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

¯	Date:

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box.)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NQN-NNP-NUN-NVN-NNF

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1(d)	Election of Board Members:		Preferred Shares Only:	FOR NOMINEES	WITHHOLD AUTHORITY
	(01) John P. Amboian (02) Robert P. Bremner (03) Jack B. Evans (04) David J. Kundert	(05) Judith M. Stockdale (06) Carole E. Stone (07) Terence J. Toth	(08) William C. Hunter (09) William J. Schneider	listed at left (except as marked to the contrary)	to vote for all nominees listed at left
				☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)

4.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN ON REVERSE SIDE

¯		¯